Michele Drummey
Vice President, Corporate Counsel
Law Department–Prudential Retirement

The Prudential Insurance Company of America
280 Trumbull Street, 16th Floor
Hartford, CT 06103
Tel 860-534-4245, Fax 860-534-8885
Michele.Drummey@prudential.com

March 6, 2020
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:     PRIAC Variable Contract Account A
(File No. 811-21988)
Prudential Retirement Security Annuity VI
(File No. 333-199286)
Dear Commissioners:
On behalf of Prudential Retirement Insurance and Annuity Company (“PRIAC”) and the PRIAC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the annual report made with the Commission by the underlying mutual fund within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the fund company listed below filed a report on Form N-CSR with the Securities and Exchange Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record, if applicable. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual report with respect to the fund company specified below:
Fund Company        1940 Act Registration No.

Vanguard Valley Forge Funds     811-58431

If you have any questions regarding this filing, please contact me at (860) 534-4245.
Sincerely,

/s/ Michele Drummey
Michele Drummey
Vice President and Corporate Counsel